2Q J u l y 2 9 , 2 0 2 1 Second Quarter 2021 Earnings CO N F E R E N C E C A L L Louis Pinkham Chief Executive Officer Rob Rehard Vice President Chief Financial Officer

©2021 Regal Beloit Corporation 2 2Q 2021 FORWARD LOOKING STATEMENTS Certain statements made in this report are “forward-looking statements” intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. This report contains forward-looking statements, within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, which reflect the Company’s current estimates, expectations and projections about the Company’s future results, performance, prospects and opportunities. Such forward-looking statements may include, among other things, statements about the Company’s future operations, anticipated business levels, future earnings, planned activities, anticipated growth, market opportunities, strategies, competition and other expectations and estimates for future periods. Forward-looking statements may also include statements relating to the proposed acquisition of Rexnord Corporation’s (“Rexnord”) Process & Motion Control business (the “PMC Business”) (the “Rexnord Transaction”), the benefits and synergies of the Rexnord Transaction, future opportunities for the Company, the PMC Business and the combined company, and any other statements regarding the Rexnord Transaction or the combined company. Forward-looking statements include statements that are not historical facts and can be identified by forward-looking words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “plan,” “may,” “should,” “will,” “would,” “project,” “forecast,” and similar expressions. These forward-looking statements are based upon information currently available to the Company and are subject to a number of risks, uncertainties, and other factors that could cause the performance, prospects, or opportunities to differ materially from those expressed in, or implied by, these forward-looking statements. Important factors that could cause actual results to differ materially from the results referred to in the forward-looking statements the Company makes in this report include: the continued financial and operational impacts of and uncertainties relating to the COVID-19 pandemic on customers and suppliers and the geographies in which they operate; uncertainties regarding the ability to execute restructuring plans within expected costs and timing; our ability to develop new products based on technological innovation, such as the Internet of Things (“IoT”), and marketplace acceptance of new and existing products, including products related to technology not yet adopted or utilized in certain geographic locations in which we do business; fluctuations in commodity prices and raw material costs; our dependence on significant customers; effects on earnings of any significant impairment of goodwill or intangible assets; prolonged declines or disruption in one or more markets we serve, such as heating, ventilation, air conditioning (“HVAC”), refrigeration, power generation, oil and gas, unit material handling or water heating; product liability and other litigation, or claims by end users, government agencies or others that our products or our customers’ applications failed to perform as anticipated, particularly in high volume applications or where such failures are alleged to be the cause of property or casualty claims; our overall debt levels and our ability to repay principal and interest on our outstanding debt, including debt assumed or incurred in connection with the Rexnord Transaction; our dependence on key suppliers and the potential effects of supply disruptions; seasonal impact on sales of our products into HVAC systems and other residential applications; actions taken by our competitors and our ability to effectively compete in the increasingly competitive global electric motor and controls, power generation and power transmission industries; risks associated with global manufacturing, including risks associated with public health crises; economic changes in global markets where we do business, such as reduced demand for the products we sell, currency exchange rates, inflation rates, interest rates, recession, government policies, including policy changes affecting taxation, trade, tariffs, immigration, customs, border actions and the like, and other external factors that we cannot control; unanticipated costs or expenses we may incur related to litigation, including product warranty issues; infringement of our intellectual property by third parties, challenges to our intellectual property and claims of infringement by us of third party technologies; losses from failures, breaches, attacks or disclosures involving our information technology infrastructure and data; the possibility that the conditions to the consummation of the Rexnord Transaction will not be satisfied, including shareholder approvals, that there will be delays in satisfying or adverse conditions related to the satisfaction of such conditions, or that the Rexnord Transaction will fail to be consummated or be delayed in being consummated for other reasons; the possibility that the IRS ruling sought in connection with the Rexnord Transaction will not be received on the terms requested, or at all, all, or that there will be delays in obtaining or adverse conditions related to the receipt of the IRS ruling; changes in the extent and characteristics of the common shareholders of Rexnord and the Company and its effect pursuant to the merger agreement for the Rexnord Transaction on the number of shares of Company common stock issuable pursuant to the transaction, magnitude of the dividend payable to Company shareholders pursuant to the transaction and the extent of indebtedness to be incurred by the Company in connection with the transaction; the ability to obtain the anticipated tax treatment of the Rexnord Transaction and related transactions; failure to successfully integrate the PMC Business and any other future acquisitions into our business or achieve financial results, operating results, expected synergies and operating efficiencies, due to factors including the future financial and operating performance of the acquired business, loss of key executives and employees, or operating costs, customer loss and business disruption being greater than expected; costs and indemnification obligations related to transactions, including the Rexnord Transaction; risks associated with any litigation related to the Rexnord Transaction or other transactions; unanticipated liabilities of acquired businesses, including the PMC Business; operating restrictions related to the Rexnord Transaction; unanticipated adverse effects or liabilities from business exits or divestitures; changes in the method of determining London Interbank Offered Rate (“LIBOR”), or the replacement of LIBOR with an alternative reference rate; cyclical downturns affecting the global market for capital goods; and other risks and uncertainties including, but not limited, to those described in “Part I - Item 1A - Risk Factors” in our Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (“SEC”) on March 2, 2021 and from time to time in other filed reports. Shareholders, potential investors, and other readers are urged to consider these factors in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. The forward- looking statements included in this report are made only as of the date of this report, and the Company undertakes no obligation to update any forward-looking information contained in this report or with respect to the announcements described herein to reflect subsequent events or circumstances. Additional information regarding these and other risks and uncertainties is included in “Part I - Item 1A - Risk Factors” in our Annual Report on Form 10-K filed with the SEC on March 2, 2021 and from time to time in other filed reports.

©2021 Regal Beloit Corporation 3 NON-GAAP FINANCIAL MEASURES We prepare financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”). We also periodically disclose certain financial measures in our quarterly earnings releases, on investor conference calls, and in investor presentations and similar events that may be considered “non-GAAP” financial measures. This additional information is not meant to be considered in isolation or as a substitute for our results of operations prepared and presented in accordance with GAAP. In this presentation, we disclose the following non-GAAP financial measures, and we reconcile these measures in the tables in the appendix to the most directly comparable GAAP financial measures: adjusted diluted earnings per share (both historical and projected), adjusted income from operations, adjusted operating margin, adjusted net sales, net debt, adjusted EBITDA, adjusted operating leverage, adjusted net income attributable to Regal Beloit Corporation, free cash flow, free cash flow as a percentage of adjusted net income attributable to Regal Beloit Corporation, adjusted income before taxes, adjusted provision for income taxes, adjusted effective tax rate, net sales from ongoing business, adjusted income from operations of ongoing business, ongoing business adjusted operating margin, and adjusted diluted earnings per share for ongoing business. We believe that these non-GAAP financial measures are useful measures for providing investors with additional information regarding our results of operations and for helping investors understand and compare our operating results across accounting periods and compared to our peers. Our management primarily uses adjusted income from operations, adjusted operating income, adjusted operating margin, and adjusted operating leverage to help us manage and evaluate our business and make operating decisions, while adjusted diluted earnings per share, net debt, adjusted EBITDA, adjusted net sales, adjusted net income attributable to Regal Beloit Corporation, free cash flow, free cash flow as a percentage of adjusted net income attributable to Regal Beloit Corporation, adjusted income before taxes, adjusted provision for income taxes, adjusted effective tax rate, net sales from ongoing business, adjusted income from operations of ongoing business, ongoing business adjusted operating margin and adjusted diluted earnings per share for ongoing business are primarily used to help us evaluate our business and forecast our future results. Accordingly, we believe disclosing and reconciling each of these measures helps investors evaluate our business in the same manner as management. In addition to these non-GAAP measures, we also use the term “organic sales” to refer to GAAP sales from existing operations excluding any sales from acquired businesses recorded prior to the first anniversary of the acquisition (“net sales from business acquired") and excluding any sales from business divested/to be exited (“net sales from business divested/to be exited“) recorded prior to the first anniversary of the exit and excluding the impact of foreign currency translation. The impact of foreign currency translation is determined by translating the respective period’s organic sales using the currency exchange rates that were in effect during the prior year periods. We use the term “organic sales growth” to refer to the increase in our sales between periods that is attributable to organic sales. For further clarification, we may use the term “acquisition growth” to refer to the increase in our sales between periods that is attributable to acquisition sales. 2Q 2021

©2021 Regal Beloit Corporation 4 FURTHER INFORMATION2Q 2021 Additional Information This communication does not constitute an offer to buy, or a solicitation of an offer to sell, any securities of the Company, Rexnord or Land Newco, Inc. (“Land”). In connection with the Rexnord Transaction, the Company and Land filed registration statements with the SEC registering shares of Company common stock and Land common stock in connection with the Rexnord Transaction, which have become effective. The Company’s Registration Statement on Form S-4 (No. 333-255982) includes a joint proxy statement/prospectus-information statement relating to the Rexnord Transaction, which has been mailed to Company shareholders and Rexnord shareholders. Company shareholders and Rexnord shareholders are urged to read the joint proxy statement/prospectus-information statement and any other relevant documents when they become available, because they contain and will contain important information about the Company, Rexnord, Land and the Rexnord Transaction. The joint proxy statement/prospectus-information statement and other documents relating to the Rexnord Transaction can also be obtained free of charge from the SEC’s website at www.sec.gov. The joint proxy statement/prospectus-information statement and other documents can also be obtained free of charge from Rexnord upon written request to Rexnord Corporation, Investor Relations, 511 Freshwater Way, Milwaukee, WI 53204, or by calling (414) 643-3739 or upon written request to Regal Beloit Corporation, Investor Relations, 200 State Street, Beloit, WI 53511 or by calling (608) 364-8800. Participants in the Solicitation This communication is not a solicitation of a proxy from any security holder of the Company. However, Rexnord, the Company and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from shareholders of Rexnord and the Company in connection with the Rexnord Transaction under the rules of the SEC. Information about the directors and executive officers of Rexnord may be found in its Annual Report on Form 10-K filed with the SEC on February 16, 2021 and its definitive proxy statement relating to its 2021 Annual Meeting filed with the SEC on March 16, 2021. Information about the directors and executive officers of the Company may be found in its Annual Report on Form 10-K filed with the SEC on March 2, 2021, and its definitive proxy statement relating to its 2021 Annual Meeting filed with the SEC on March 18, 2021.

©2021 Regal Beloit Corporation 5 AGENDA Opening Comments & Overview LOUIS PINKHAM, CEO 2Q 2021 Results & 2021 Outlook ROB REHARD, CFO Merger Update LOUIS PINKHAM, CEO Questions & Answers Closing Remarks LOUIS PINKHAM, CEO 2Q 2021

©2021 Regal Beloit Corporation 6 Opening Comments • Very Strong 2Q Performance; Margin & Adjusted EPS Records • Achieving “300-in-3” Margin Target Well Ahead of Schedule • Realizing Share Gains Across the Business • Rexnord-PMC Merger Now Expected to Close in 2H 2021 Overview of Results • Sales Up 37% on an Organic Basis • Broad Based Market Recovery • Up Almost 4% vs. 2019 • Order Rates Accelerated, +57%** in 2Q, with July Up Mid-20’s • Orders +22%** vs. 2019 • Adjusted Operating Margin Up 460 bps to 14.0% • Up 300 bps vs. 2Q 2019 • Achieved Price/Cost Neutrality * Non-GAAP Financial Measurement, See Appendix for Reconciliation . OPENING COMMENTS & OVERVIEW OF RESULTS ($ in millions, except per share data) 2Q 2020 2Q 2021 Adjusted Net Sales* $634.1 $886.9 Adjusted Income from Operations* $59.5 $123.8 Adjusted Operating Margin* 9.4% 14.0% Adjusted Diluted EPS* $0.95 $2.28 Free Cash Flow* $77.4 $73.5 2Q 2021 ** Daily basis

©2021 Regal Beloit Corporation 7 CASE STUDY – CUSTOM INDUSTRIAL POWERTRAIN SOLUTION2Q 2021 150HP Motor Bevel Gearbox Torque Limiter Coupling Helical-Bevel Gearbox Customer Problem A resource recovery OEM designing “Zero Landfill” waste- to-energy solutions was developing a next generation product and needed a more efficient, IoT-enabled Powertrain that could be easily assembled. Regal Solution • Our engineering team created an optimized Powertrain utilizing integrated Regal components, including the capability to utilize our Perceptiv® remote monitoring capabilities. • The Regal design uses less materials, is easier to install, and supports remote diagnostics & prognostics, thereby reducing lead times, improving uptime, and lowering labor costs for installation and maintenance. Regal / Customer Win-Win Regal sells an integrated Powertrain solution, while ultimately saving the customer as much as $1M annually, not including benefits tied to remote monitoring. Regal expertise across the Industrial Powertrain provides a strong value proposition in attractive end markets Regal’s Advanced Powertrains Are Supporting Innovative Waste-To-Energy Solutions Perceptiv® Sensor

©2021 Regal Beloit Corporation 8 AGENDA Opening Comments & Overview LOUIS PINKHAM, CEO 2Q 2021 Results & 2021 Outlook ROB REHARD, CFO Merger Update LOUIS PINKHAM, CEO Questions & Answers Closing Remarks LOUIS PINKHAM, CEO 2Q 2021

©2021 Regal Beloit Corporation 9 $159.4 $215.1 2Q20 2Q21 $21.7 $41.8 2Q20 2Q21 Adjusted Income from Operations* ($ Millions) Sales • Organic Sales* Up 33.1% • Key Drivers • Alt-E (Solar) • US General Industrial • Unit Material Handling • 80/20 Pruning (~2.8%) Adjusted Operating Margin* • 19.4% of Adj. Net Sales • Up 580 bps from Prior Year POWER TRANSMISSION SOLUTIONS Adjusted Net Sales* ($ Millions) * Non-GAAP Financial Measurement, See Appendix for Reconciliation. 2Q 2021 Continued Strong Execution

©2021 Regal Beloit Corporation 10 Adjusted Net Sales* ($ Millions) $178.2 2Q20 2Q21 $22.1 $47.3 2Q20 2Q21 Adjusted Income from Operations* ($ Millions) Sales • Organic Sales* Up 43.4% • Key Drivers • NA HVAC • EMEA • NA General Industrial • Commercial Refrigeration • 80/20 Pruning (~3.5%) Adjusted Operating Margin* • 18.4% of Adj. Net Sales • Up 600 bps from Prior Year CLIMATE SOLUTIONS * Non-GAAP Financial Measurement, See Appendix for Reconciliation. 2Q 2021 Continued Strong Performance Primarily Driven by Residential HVAC $257.3

©2021 Regal Beloit Corporation 11 Adjusted Net Sales* ($ Millions) $175.9 2Q20 2Q21 $10.5 $31.3 2Q20 2Q21 Adjusted Income from Operations* ($ Millions) Sales • Organic Sales* Up 49.6% • Key Drivers • NA General Industrial • Pool Pump • China • 80/20 Pruning (~1.4%) Adjusted Operating Margin* • 11.6% of Adj. Net Sales • Up 560 bps from Prior Year COMMERCIAL SYSTEMS * Non-GAAP Financial Measurement, See Appendix for Reconciliation. 2Q 2021 Broad Based Strength Driving Performance $269.3

2Q 2021 INDUSTRIAL SYSTEMS

Sales

- **Organic Sales* Up 15.2%**
- **Key Drivers**
  - Data Centers
  - NA General Industrial
  - 80/20 Pruning (~1.9%)

Adjusted Operating Margin*

- **2.3% of Adj. Net Sales**
  - Mexico Supply Chain
  - COVID Shutdown in India

Adjusted Net Sales*
($ Millions)


$120.6
$145.2
2Q20
2Q21

Adjusted Income from Operations*
($ Millions)


$5.2
$3.4
2Q20
2Q21

* Non-GAAP Financial Measurement, See Appendix for Reconciliation.

Margin Expansion Plans Remain Intact Despite Temporary Supply Chain, COVID Disruptions

REGAL CREATING A BETTER TOMORROW™...
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©2021 Regal Beloit Corporation 13 Capital Expenditures • $13.6 Million in 2Q 2021 • $60.0 Million Expected in FY 2021** Effective Tax Rate (ETR) • 19.2% Adj. ETR* in 2Q 2021 • 21.0% Adj. ETR* Expected in FY 2021** Restructuring & Related Costs • $5.6 Million in 2Q 2021 • $16.0 Million Expected in FY 2021** Strong FCF; Net Leverage Down To 0.7x KEY FINANCIAL METRICS Balance Sheet as July 3, 2021 • Total Debt of $1,019.9 Million • Net Debt of $401.4 Million • Net Debt/Adj. EBITDA* of 0.7 Free Cash Flow* • $73.5 Million in 2Q 2021 • 2Q Conversion of 90.3% • No Shares Purchased in 2Q 2021 • Remaining Authorization $210M * Non-GAAP Financial Measurement, See Appendix for Reconciliation. 2Q 2021 ** Guidance does not give effect to the Rexnord-PMC Transaction, or any costs or expenses related to the transaction.

2Q 2021 2021 OUTLOOK

Introducing 2021 Guidance*

- Sales growth in the high teens
- Adjusted Diluted Earnings per Share** in a Range of $8.70 to $9.00 for 2021, Up 53% YOY at the Mid-Point

Other FY 2021 Modeling Assumptions

- Net Interest Expense of ~$28 Million***
- Capital Expenditures of ~$60 Million
- Depreciation & Amortization Expense of ~$128 Million
- Effective Tax Rate of ~21%
- Expect FCF > 100% of Adj. Net Income

* Adjusted EPS guidance does not give effect to the Rexnord-PMC Transaction, or any costs or expenses related to the transaction.
** Non-GAAP Financial Measurement, See Appendix for Reconciliation.
*** Excludes Rexnord transaction-related financing costs.

Strong Momentum Expected To Continue As 2021 Unfolds

REGAL CREATING A BETTER TOMORROW®...
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©2021 Regal Beloit Corporation 15 2019 2Q21 Hitting Margin Expansion Goal Well Ahead of Schedule 300 IN 3 UPDATE 2Q 2021 2019 2022E 10.7% 13.2 - 13.7% Original Targets Actual Performance 10.7% 14.0% • We now expect to achieve an adjusted operating margin at least 300 bps above 2019 levels for 2021, delivering on our “300 in 3” goal well ahead of schedule.

©2021 Regal Beloit Corporation 16 Expect Sustained End Market Momentum In 2022 Sales By End Market OUTLOOK – END MARKET UPDATE12Q 2021 We estimate ~30% of Regal’s end markets will further accelerate in 2022 vs. in 2021. • Markets include non-res, hospitality, food & beverage, data center, alt-E, parts of industrial • Expect positive growth in remaining markets in 2022 1 2020 Data 21% Residential HVAC 4% Residential Pool Pump G.I., 19% RNC, 4% Consumer, 21% Non-Res NC, 12% Comm. (c), 11% F&B (b), 5% Hospitality, 4% Metals/mining (a), 4% O&G, 3% Warehouse, 3% Alt. E., 2% Other (d), 11%

©2021 Regal Beloit Corporation 17 AGENDA Opening Comments & Overview LOUIS PINKHAM, CEO 2Q 2021 Results & 2021 Outlook ROB REHARD, CFO Merger Update LOUIS PINKHAM, CEO Questions & Answers Closing Remarks LOUIS PINKHAM, CEO 2Q 2021

2Q 2021

REXNORD PMC MERGER UPDATE

- Closing is on track for the second half of 2021, subject to approval by Regal and Rexnord shareholders and satisfaction of other customary closing conditions. All required regulatory approvals now obtained.
- Special shareholder meetings scheduled for September 1, 2021.
- Integration Planning efforts are well underway, helping ensure synergies achieved on or ahead of schedule.
- Upside to original 2022 pro forma financial projections based on stronger 2021 performance.

Pro Forma Financials

				2022E	
	2019	2020	2021E	Original	Updated
Sales	~$4.6B	~$4.1B	~$4.8B	~$4.5B	~$5.0B
Adj. EBITDA[1]	~$0.8B	~$0.74B	~$0.9B	~$0.94B	>$1.0B
EBITDA Margin	~18%	~18%	~19%	~21%	~21%

[1] Adjusted EBITDA excluding stock-based compensation. Pro forma Adjusted EBITDA includes $70M of run-rate cost synergies in 2022E.

Closing & Integration Plans On Track, Financial Outlook Above Original Expectations

REGAL
CREATING A BETTER TOMORROW™...
©2021 Regal Beloit Corporation
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©2021 Regal Beloit Corporation 19 AGENDA Opening Comments & Overview LOUIS PINKHAM, CEO 2Q 2021 Results & 2021 Outlook ROB REHARD, CFO Merger Update LOUIS PINKHAM, CEO Questions & Answers Closing Remarks LOUIS PINKHAM, CEO 2Q 2021

2Q Appendix

©2021 Regal Beloit Corporation 21 APPENDIX2Q 2021 ADJUSTED DILUTED EARNINGS PER SHARE Jul 3, 2021 Jun 27, 2020 Jul 3, 2021 Jun 27, 2020 GAAP Diluted Earnings Per Share 1.94$ 0.69$ 3.54$ 1.81$ Restructuring and Related Costs 0.11 0.21 0.14 0.31 Transaction Costs 0.19 — 0.55 — Loss on Businesses Divested and Assets to be Exited 0.04 0.05 0.04 0.08 Gain on Sales of Assets — — (0.01) — Net Loss from Businesses Divested/to be Exited — — — 0.01 Executive Transition Costs — — — 0.05 Adjusted Diluted Earnings Per Share 2.28$ 0.95$ 4.26$ 2.26$ Three Months Ended Six Months Ended

©2021 Regal Beloit Corporation 22 APPENDIX2Q 2021 2021 ADJUSTED ANNUAL GUIDANCE Minimum Maximum 2021 Diluted EPS Annual Guidance 7.29$ 7.59$ Restructuring and Related Costs 0.30 0.30 Transaction Costs 1.14 1.14 Loss on Businesses Divested and Assets to be Exited 0.04 0.04 Gain on Sales of Assets (0.07) (0.07) 2021 Adjusted Diluted EPS Annual Guidance 8.70$ 9.00$

2Q 2021 APPENDIX

ADJUSTED INCOME FROM OPERATIONS
(Dollars in Millions)

	Three Months Ended									
	Commercial Systems		Industrial Systems		Climate Solutions		Power Transmission Solutions		Total Regal	
	Jul 3, 2021	Jun 27, 2020	Jul 3, 2021	Jun 27, 2020	Jul 3, 2021	Jun 27, 2020	Jul 3, 2021	Jun 27, 2020	Jul 3, 2021	Jun 27, 2020
GAAP Income from Operations	$ 25.4	$ 6.2	$ 3.1	$ 3.2	$ 46.5	$ 20.0	$ 34.0	$ 16.5	$ 109.0	$ 45.9
Restructuring and Related Costs	4.1	2.3	0.3	2.0	0.3	1.3	0.9	5.3	5.6	10.9
Transaction Costs	-	-	-	-	-	-	7.1	-	7.1	-
Loss on Businesses Divested and Assets to be Exited	1.8	2.0	-	-	0.5	0.8	-	-	2.3	2.8
Gain on Sale of Assets	-	-	-	-	-	-	(0.2)	(0.1)	(0.2)	(0.1)
Adjusted Income from Operations	$ 31.3	$ 10.5	$ 3.4	$ 5.2	$ 47.3	$ 22.1	$ 41.8	$ 21.7	$ 123.8	$ 59.5
GAAP Operating Margin %	9.4 %	3.5 %	2.1 %	2.7 %	18.1 %	11.2 %	15.8 %	10.4 %	12.3 %	7.2 %
Adjusted Operating Margin %	11.6 %	6.0 %	2.3 %	4.3 %	18.4 %	12.4 %	19.4 %	13.6 %	14.0 %	9.4 %

ADJUSTED INCOME FROM OPERATIONS
(Dollars in Millions)

	Six Months Ended									
	Commercial Systems		Industrial Systems		Climate Solutions		Power Transmission Solutions		Total Regal	
	Jul 3, 2021	Jun 27, 2020	Jul 3, 2021	Jun 27, 2020	Jul 3, 2021	Jun 27, 2020	Jul 3, 2021	Jun 27, 2020	Jul 3, 2021	Jun 27, 2020
GAAP Income from Operations	$ 52.9	$ 18.3	$ 6.8	$ 3.1	$ 89.8	$ 49.5	$ 56.6	$ 45.0	$ 206.1	$ 115.9
Restructuring and Related Costs	4.3	4.1	0.8	2.9	0.6	2.4	1.6	7.1	7.3	16.5
Transaction Costs	-	-	-	-	-	-	21.8	-	21.8	-
Loss on Businesses Divested and Assets to be Exited	1.8	2.7	-	0.2	0.5	1.3	-	-	2.3	4.2
Gain on Sale of Assets	-	-	(0.1)	-	-	-	(0.5)	(0.1)	(0.6)	(0.1)
Operating Loss from Businesses Divested/to be Exited	-	-	-	-	-	0.4	-	-	-	0.4
Executive Transition Costs	-	0.5	-	0.4	-	0.5	-	0.4	-	1.8
Adjusted Income from Operations	$ 59.0	$ 25.6	$ 7.5	$ 6.6	$ 90.9	$ 54.1	$ 79.5	$ 52.4	$ 236.9	$ 138.7
GAAP Operating Margin %	10.4 %	4.9 %	2.4 %	1.2 %	18.1 %	12.7 %	13.6 %	12.7 %	12.1 %	8.5 %
Adjusted Operating Margin %	11.7 %	6.8 %	2.7 %	2.6 %	18.3 %	13.9 %	19.1 %	14.8 %	13.9 %	10.1 %

REGAL CREATING A BETTER TOMORROW™...
©2021 Regal Beloit Corporation
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©2021 Regal Beloit Corporation 24 APPENDIX2Q 2021 ADJUSTED NET SALES (Dollars in Millions) Jul 3, 2021 Jun 27, 2020 Jul 3, 2021 Jun 27, 2020 Jul 3, 2021 Jun 27, 2020 Jul 3, 2021 Jun 27, 2020 Jul 3, 2021 Jun 27, 2020 Net Sales 269.3$ 175.9$ 145.2$ 120.6$ 257.3$ 178.2$ 215.1$ 159.4$ 886.9$ 634.1$ Adjusted Net Sales 269.3$ 175.9$ 145.2$ 120.6$ 257.3$ 178.2$ 215.1$ 159.4$ 886.9$ 634.1$ ADJUSTED NET SALES (Dollars in Millions) Jul 3, 2021 Jun 27, 2020 Jul 3, 2021 Jun 27, 2020 Jul 3, 2021 Jun 27, 2020 Jul 3, 2021 Jun 27, 2020 Jul 3, 2021 Jun 27, 2020 Net Sales 506.3$ 375.3$ 281.6$ 250.2$ 496.4$ 388.3$ 416.7$ 354.5$ 1,701.0$ 1,368.3$ Adjusted Net Sales 506.3$ 375.3$ 281.6$ 250.2$ 496.4$ 388.3$ 416.7$ 354.5$ 1,701.0$ 1,368.3$ Six Months Ended Commercial Systems Climate Solutions Power Transmission Solutions Total RegalIndustrial Systems Total Regal Three Months Ended Commercial Systems Climate Solutions Power Transmission SolutionsIndustrial Systems

©2021 Regal Beloit Corporation 25 APPENDIX2Q 2021 ADJUSTED EFFECTIVE TAX RATE (Dollars in Millions) Jul 3, 2021 Jun 27, 2020 Jul 3, 2021 Jun 27, 2020 Income before Taxes 100.4$ 37.8$ 187.6$ 98.4$ Provision for Income Taxes 19.2 8.5 39.4 22.4 Effective Tax Rate 19.1% 22.5% 21.0% 22.8% Income before Taxes 100.4$ 37.8$ 187.6$ 98.4$ Loss on Businesses Divested and Assets to be Exited 2.3 2.8 2.3 4.2 Adjusted Income before Taxes 102.7$ 40.6$ 189.9$ 102.6$ Provision for Income Taxes 19.2$ 8.5$ 39.4$ 22.4$ Tax Effect from Loss on Businesses Divested and Assets to be Exited 0.5 0.6 0.5 0.9 Non-deductible Portion of Executive Transition Costs - - - (0.5) Adjusted Provision for Income Taxes 19.7$ 9.1$ 39.9$ 22.8$ Adjusted Effective Tax Rate 19.2% 22.4% 21.0% 22.2% Three Months Ended Six Months Ended

©2021 Regal Beloit Corporation 26 APPENDIX2Q 2021 FREE CASH FLOW (Dollars in Millions) Jul 3, 2021 Jun 27, 2020 Jul 3, 2021 Jun 27, 2020 Net Cash Provided by Operating Activities 87.1$ 86.9$ 136.6$ 189.6$ Additions to Property Plant and Equipment (13.6) (9.5) (24.3) (20.4) Free Cash Flow 73.5$ 77.4$ 112.3$ 169.2$ GAAP Net Income Attributable to Regal Beloit Corporation 79.6$ 28.1$ 145.2$ 73.9$ Loss on Businesses Divested and Impairments 2.3 2.8 2.3 4.2 Tax Effect from Loss on Businesses Divested and Impairments (0.5) (0.6) (0.5) (0.9) Adjusted Net Income Attributable to Regal Beloit Corporation 81.4$ 30.3$ 147.0$ 77.2$ Free Cash Flow as a Percentage of Adjusted Net Income Attributable to Regal Beloit Corporation 90.3% 255.4% 76.4% 219.2% 1 The Net Income Attributable to Regal Beloit Corporation is adjusted for goodwill and asset impairments related to the business to be exited and is used in the Free Cash Flow Calculation. Three Months Ended Six Months Ended

2Q 2021 APPENDIX

ORGANIC SALES GROWTH (Dollars in Millions)	Three Months Ended				
	Commercial Systems	Industrial Systems	Climate Solutions	Power Transmission Solutions	Total Regal
Net Sales Three Months Ended Jul 3, 2021	$ 269.3	$ 145.2	$ 257.3	$ 215.1	$ 886.9
Impact from Foreign Currency Exchange Rates	(6.1)	(6.3)	(1.7)	(2.9)	(17.0)
Organic Sales Three Months Ended Jul 3, 2021	$ 263.2	$ 138.9	$ 255.6	$ 212.2	$ 869.9
Net Sales Three Months Ended Jun 27, 2020	$ 175.9	$ 120.6	$ 178.2	$ 159.4	$ 634.1
Adjusted Net Sales Three Months Ended Jun 27, 2020	$ 175.9	$ 120.6	$ 178.2	$ 159.4	$ 634.1
Organic Sales Growth %	49.6 %	15.2 %	43.4 %	33.1 %	37.2 %
Net Sales Growth %	53.1 %	20.4 %	44.4 %	34.9 %	39.9 %

ORGANIC SALES GROWTH (Dollars in Millions)	Six Months Ended				
	Commercial Systems	Industrial Systems	Climate Solutions	Power Transmission Solutions	Total Regal
Net Sales Six Months Ended Jul 3, 2021	$ 506.3	$ 281.6	$ 496.4	$ 416.7	$ 1,701.0
Impact from Foreign Currency Exchange Rates	(11.9)	(11.1)	(1.3)	(5.8)	(30.1)
Organic Sales Six Months Ended Jul 3, 2021	$ 494.4	$ 270.5	$ 495.1	$ 410.9	$ 1,670.9
Net Sales Six Months Ended Jun 27, 2020	$ 375.3	$ 250.2	$ 388.3	$ 354.5	$ 1,368.3
Adjusted Net Sales Six Months Ended Jun 27, 2020	$ 375.3	$ 250.2	$ 388.3	$ 354.5	$ 1,368.3
Organic Sales Growth %	31.7 %	8.1 %	27.5 %	15.9 %	22.1 %
Net Sales Growth %	34.9 %	12.5 %	27.8 %	17.5 %	24.3 %

REGAL CREATING A BETTER TOMORROW™...
©2021 Regal Beloit Corporation
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©2021 Regal Beloit Corporation 28 APPENDIX2Q 2021 (Dollars in Millions) LTM Jul 3, 2021 Net Income 266.0$ Plus: Income Taxes 73.8 Plus: Interest Expense 41.7 Less: Interest Income (6.6) Plus: Depreciation and Amortization 127.8 EBITDA 502.7$ Current Maturities of Debt 230.9$ Long-Term Debt 789.0 Total Gross Debt 1,019.9$ Total Gross Debt/EBITDA 2.0 TOTAL GROSS DEBT/EBITDA (Dollars in Millions) LTM Jul 3, 2021 Net Income 266.0$ Plus: Income Taxes 73.8 Plus: Interest Expense 41.7 Less: Interest Income (6.6) Plus: Depreciation and Amortization 127.8 Plus: Restructuring and Related Costs 27.6 Plus: Transaction Costs 22.5 Plus: Impairment and Exit Related Costs 3.3 Plus: Goodwill Impairment 10.5 Plus: Loss on Sale of Assets 0.1 Adjusted EBITDA 566.7$ Current Maturities of Debt 230.9$ Long-Term Debt 789.0 Total Gross Debt 1,019.9$ Total Gross Debt/Adjusted EBITDA 1.8 TOTAL GROSS DEBT/ADJUSTED EBITDA

©2021 Regal Beloit Corporation 29 APPENDIX2Q 2021 (Dollars in Millions) LTM Jul 3, 2021 Net Income 266.0$ Plus: Income Taxes 73.8 Plus: Interest Expense 41.7 Less: Interest Income (6.6) Plus: Depreciation and Amortization 127.8 EBITDA 502.7$ Current Maturities of Debt 230.9$ Long-Term Debt 789.0 Less: Cash (618.5) Total Net Debt 401.4$ Total Net Debt/EBITDA 0.8 TOTAL NET DEBT/EBITDA (Dollars in Millions) LTM Jul 3, 2021 Net Income 266.0$ Plus: Income Taxes 73.8 Plus: Interest Expense 41.7 Less: Interest Income (6.6) Plus: Depreciation and Amortization 127.8 Plus: Restructuring and Related Costs 27.6 Plus: Transaction Costs 22.5 Plus: Impairment and Exit Related Costs 3.3 Plus: Goodwill Impairment 10.5 Plus: Loss on Sale of Assets 0.1 Adjusted EBITDA 566.7$ Current Maturities of Debt 230.9$ Long-Term Debt 789.0 Less: Cash (618.5) Total Net Debt 401.4$ Total Net Debt/Adjusted EBITDA 0.7 TOTAL NET DEBT/ADJUSTED EBITDA

©2021 Regal Beloit Corporation 30 APPENDIX Shipping Days 1Q 2Q 3Q 4Q FY 2015 64 63 64 59 250 2016 64 64 63 60 251 2017 64 63 63 60 250 2018 63 64 63 61 251 2019 63 63 63 61 250 2020 63 63 63 64 253 2021 64 64 63 60 251  Regal operates on a 52/53 week fiscal year ending on the Saturday closest to December 31  Fiscal Years 2015, 2016, 2017, 2018, 2019 and 2021 have 52 weeks  Fiscal Year 2020 had 53 weeks 2Q 2021